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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ---------------------------------------
                                   FORM 8-KA
                    ---------------------------------------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 6, 2000
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                                 PH GROUP, INC.
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       (Exact name of Small Business Issuer as specified in its charter)

         Ohio             Commission File No. 0-8115                  31-0737351
--------------------------------------------------------------------------------
(State or other jurisdiction                              (I.R.S. Employer
of incorporation)                                         Identification Number)

2241 CityGate Drive, Columbus, Ohio             43219
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(Address of principal executive offices)

Registrant's telephone number, including area code:  (614) 416-7250
                                                     --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                                Page 1 of 7 Pages
                           Index to Exhibits On Page 4


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective November 29, 2000, the Board of Directors of PH Group Inc. (the "Company") agreed to discontinue the relationship with the accounting firm of Deloitte & Touche LLP, which had served as independent public accountants for the Company from July 21, 1998 to and until November 29, 2000. The Company appointed the accounting firm of GBQ Partners LLP to serve as independent public accountants for the Company effective December 1, 2000.

The reports of Deloitte & Touche LLP on the financial statements for the fiscal year ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and no reports were qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Deloitte & Touche LLP on the financial statements for the fiscal year ended December 31, 1999 contained no adverse opinion or disclaimer of opinion. However, the 1999 report was modified to include a paragraph regarding the uncertainty related to the Company's ability to continue as a going concern.

There have been no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ended December 31, 1998, and December 31, 1999, or in the interim period of January 1,2000 through November 29, 2000, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) - (b)  None required.

      (c)        Exhibits

                 Exhibit Number                 Description
                 --------------                 -----------
                       16.1                     Letter, dated November 29, 2000,
                                                from Deloitte & Touche LLP, in
                                                that firm's capacity as the
                                                former independent accountants
                                                of PH Group Inc.

                       16.2 Letter, dated November 29, 2000, from PH Group Inc. to Deloitte & Touche LLP to advise of the intention to change independent accountants.


                       16.3 Letter, dated December 6, 2000, from Deloitte & Touche LLP regarding the disclosure in Item 4 of this Form 8-KA.




                                Page 2 of 7 Pages


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                                   SIGNATURES

PERSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                                PH GROUP, INC, AN OHIO
                                                CORPORATION

DATE:  DECEMBER  6, 2000                             BY: \S\ CHARLES T. SHERMAN
     ----------------------                              ----------------------
                                                     CHARLES T. SHERMAN
                                                     PRESIDENT













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                                  EXHIBIT INDEX

ITEM 16. EXHIBITS AND REPORTS

         (a)      List of Exhibits

    Exhibit Number         Description                                    Page #
    --------------         -----------                                    ------

         16.1              Letter, dated November 29, 2000, from             5
                           Deloitte & Touche LLP, in that firm's
                           capacity as the former independent
                           accountants of PH Group Inc.


         16.2              Letter, dated November 29, 2000, from             6
                           PH Group Inc. to Deloitte & Touche LLP
                           to advise of the intention to change
                           independent accountants.


         16.3              Letter, dated December 6, 2000, from             7
                           Deloitte & Touche LLP, regarding the
                           disclosure in Item 4 of this Form 8-KA.








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